DEBT - Balance payable under all borrowing facilities (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
DEBT
Total debt	$ 222,000	$ 240,000	$ 133,000
Less: current portion of term loan (scheduled payments)	24,000	24,000	14,000
Less: net deferred financing costs	2,946	4,113	1,757
Total long-term debt	$ 195,054	$ 211,887	$ 117,243